EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Richard J. Lampen, the President and Chief Executive Officer of Castle Brands Inc. (the “Registrant”) and Alfred J. Small, Chief Financial Officer of the Registrant, each hereby certifies that:

1.	The Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2012 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 13, 2012

/s/ Richard J. Lampen	/s/ Alfred J. Small

Richard J. Lampen	Alfred J. Small
Chief Executive Officer	Chief Financial Officer
(Principal Executive Officer)	(Principal Financial Officer and Principal Accounting Officer)